UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust — Schwab U.S. REIT ETF
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: May 31, 2012

Item 1. Schedule of Investments.

Schwab Strategic Trust
Schwab U.S. REIT ETF™

Portfolio Holdings as of May 31, 2012 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports.

		Cost	Value
Holdings by Category		($)	($)

99.7%	Common Stock	310,611,888	318,966,010
0.3%	Other Investment Company	819,414	819,414

100.0%	Total Investments	311,431,302	319,785,424
—%	Other Assets andLiabilities, Net		124,738

100.0%	Net Assets		319,910,162

	Number	Value
Security	of Shares	($)

Common Stock 99.7% of net assets

Diversified REITs 7.2%
Cousins Properties, Inc.	73,045	528,846
Duke Realty Corp.	219,780	3,041,755
Liberty Property Trust	99,880	3,462,840
PS Business Parks, Inc.	16,281	1,072,755
Vornado Realty Trust	160,820	13,174,374
Washington REIT	57,420	1,615,799

		22,896,369

Industrial REITs 5.2%
DCT Industrial Trust, Inc.	214,060	1,245,829
EastGroup Properties, Inc.	23,541	1,166,927
First Industrial Realty Trust, Inc. *	69,520	829,374
First Potomac Realty Trust	43,560	522,720
ProLogis, Inc.	400,400	12,804,792

		16,569,642

Office REITs 15.3%
Alexandria Real Estate Equities, Inc.	54,120	3,705,055
BioMed Realty Trust, Inc.	133,760	2,414,368
Boston Properties, Inc.	126,940	13,065,934
Brandywine Realty Trust	117,260	1,316,830
CommonWealth REIT	72,820	1,285,273
Corporate Office Properties Trust	62,700	1,380,027
Digital Realty Trust, Inc.	91,520	6,476,871
Douglas Emmett, Inc.	111,320	2,382,248
DuPont Fabros Technology, Inc.	54,560	1,390,734
Franklin Street Properties Corp.	64,024	624,874
Highwoods Properties, Inc.	63,140	2,036,897
Kilroy Realty Corp.	58,520	2,686,653
Mack-Cali Realty Corp.	75,900	2,067,516
Parkway Properties, Inc.	19,360	204,054
Piedmont Office Realty Trust, Inc., Class A	150,480	2,484,425
SL Green Realty Corp.	74,580	5,594,246

		49,116,005

Residential REITs 19.6%
American Campus Communities, Inc.	60,720	2,665,608
Apartment Investment & Management Co., Class A	105,380	2,852,637
AvalonBay Communities, Inc.	82,940	11,590,865
BRE Properties, Inc.	65,120	3,205,858
Camden Property Trust	68,860	4,483,474
Colonial Properties Trust	76,120	1,614,505
Education Realty Trust, Inc.	80,300	884,906
Equity Lifestyle Properties, Inc.	36,080	2,376,229
Equity Residential	256,960	15,700,256
Essex Property Trust, Inc.	29,480	4,435,561
Home Properties, Inc.	42,240	2,531,866
Mid-America Apartment Communities, Inc.	32,342	2,179,527
Post Properties, Inc.	46,420	2,247,192
Sun Communities, Inc.	20,900	861,289
UDR, Inc.	190,960	4,945,864

		62,575,637

Retail REITs 26.0%
Acadia Realty Trust	37,180	831,717
CBL & Associates Properties, Inc.	122,540	2,139,548
Cedar Realty Trust, Inc.	47,080	225,984
DDR Corp.	209,660	2,912,177
Equity One, Inc.	53,903	1,070,514
Federal Realty Investment Trust	55,660	5,470,265
General Growth Properties, Inc.	335,280	5,615,940
Inland Real Estate Corp.	67,104	551,595
Kimco Realty Corp.	354,200	6,357,890
Kite Realty Group Trust	52,360	248,186
Pennsylvania REIT	48,183	610,961
Ramco-Gershenson Properties Trust	39,160	466,396
Regency Centers Corp.	78,320	3,431,199
Rouse Properties, Inc. *	12,760	163,200
Saul Centers, Inc.	7,040	282,726
Simon Property Group, Inc.	255,420	37,679,559
Tanger Factory Outlet Centers, Inc.	75,020	2,326,370
Taubman Centers, Inc.	50,600	3,693,800
The Macerich Co.	115,060	6,564,173
Weingarten Realty Investors	105,380	2,695,620

		83,337,820

Specialized REITs 26.4%
Ashford Hospitality Trust	59,184	506,023
CubeSmart	99,440	1,124,666
DiamondRock Hospitality Co.	146,520	1,456,409
Extra Space Storage, Inc.	82,280	2,333,461
FelCor Lodging Trust, Inc. *	108,029	448,320
HCP, Inc.	354,200	14,465,528
Health Care REIT, Inc.	183,480	10,177,636
Healthcare Realty Trust, Inc.	67,760	1,482,589
Hersha Hospitality Trust	150,260	800,886

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

	Number	Value
Security	of Shares	($)
Hospitality Properties Trust	107,580	2,529,206
Host Hotels & Resorts, Inc.	616,440	9,406,874
LaSalle Hotel Properties	74,140	2,044,781
Pebblebrook Hotel Trust	44,440	975,458
Public Storage	122,980	16,414,141
Senior Housing Properties Trust	141,900	2,930,235
Sovran Self Storage, Inc.	23,981	1,183,462
Sunstone Hotel Investors, Inc. *	102,520	1,026,225
Universal Health Realty Income Trust	10,340	399,641
Ventas, Inc.	251,020	14,764,996

		84,470,537

Total Common Stock
(Cost $310,611,888)		318,966,010

Other Investment Company 0.3% of net assets

Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund	819,414	819,414

Total Other Investment Company
(Cost $819,414)		819,414

End of Investments

At 05/31/12, the tax basis cost of the fund’s investments was $311,657,778 and the unrealized appreciation and depreciation were $14,106,118 and ($5,978,472), respectively, with a net unrealized appreciation of $8,127,646.

*	Non-income producing security.

REIT —	Real Estate Investment Trust

Under procedures approved by the fund’s Board of Trustees (the Board), the investment adviser and administrator have formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs

 Schwab U.S. REIT ETF

Portfolio Holdings (Unaudited) continued

are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of May 31, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$318,966,010	$—	$—	$318,966,010
Other Investment Company(a)	819,414	—	—	819,414

Total	$319,785,424	$—	$—	$319,785,424

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended May 31, 2012.

REG66362MAY12

Item 2. Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 23, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 23, 2012

By:	/s/ George Pereira

George Pereira
Principal Financial Officer

Date:	July 23, 2012